UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 27, 2004

Diamond Offshore Drilling, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13926	76-0321760

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15415 Katy Freeway
Houston, Texas 77094

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (281) 492-5300

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release of August 27, 2004

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events

     On August 27, 2004, Diamond Offshore Drilling, Inc. issued a press release announcing that it had closed the private placement of $250 million aggregate principal amount of its 5.15% Senior Notes Due September 1, 2014. Filed herewith is a copy of such press release.

Item 9.01. Financial Statements and Exhibits

          (c) Exhibits.

Exhibit number	Description
99.1	Press release of August 27, 2004

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Offshore Drilling, Inc.
By:	/s/ William C. Long
William C. Long
Vice President, General Counsel and Secretary

Dated: August 27, 2004

3

EXHIBIT INDEX

Exhibit number	Description
99.1	Press release of August 27, 2004

 4